Earnings Per Common Share	12 Months Ended
Dec. 31, 2015
Earnings Per Share [Abstract]
Earnings Per Common Share
Earnings Per Common Share
The following is a reconciliation of the numerators and denominators of the basic and diluted earnings per common share computations for the years ended December 31, 2015, 2014 and 2013 (in millions, except per share amounts):

	Year Ended December 31,
	2015	2014	2013
Income from continuing operations	$1,295	$1,005	$320
Net income from continuing operations attributable to non-controlling interest	(21)	(35)	(16)
Net income from continuing operations attributable to ICE	1,274	970	304
Net income (loss) from discontinued operations attributable to ICE	—	11	(50)
Net income attributable to ICE	$1,274	$981	$254

Basic earnings (loss) per share attributable to ICE common shareholders:
Continuing operations	$11.45	$8.50	$3.88
Discontinued operations	—	0.10	(0.64)
Basic earnings per share	$11.45	$8.60	$3.24
Basic weighted average common shares outstanding	111	114	78

Diluted earnings (loss) per share attributable to ICE common shareholders:
Continuing operations	$11.39	$8.46	$3.84
Discontinued operations	—	0.09	(0.63)
Diluted earnings per share	$11.39	$8.55	$3.21
Diluted weighted average common shares outstanding	112	115	79

Basic weighted average common shares outstanding	111	114	78
Effect of dilutive securities - stock options and restricted stock	1	1	1
Diluted weighted average common shares outstanding	112	115	79

Basic earnings per common share is calculated using the weighted average common shares outstanding during the period. The weighted average common shares outstanding increased for the year ended December 31, 2014, over the prior year period, primarily due to stock issued for the NYSE acquisition, partially offset by stock repurchases, and then decreased for the year ended December 31, 2015 due to stock repurchases, partially offset by stock issued for the Interactive Data and Trayport acquisitions. We issued 42.4 million shares of our common stock to NYSE stockholders, 6.5 million shares of our common stock to Interactive Data stockholders and 2.5 million shares of our common stock to Trayport stockholders, weighted to show these additional shares outstanding for periods after the respective acquisition dates (Note 3). Common equivalent shares from stock options and restricted stock awards, using the treasury stock method, are also included in the diluted per share calculations unless the effect of their inclusion would be antidilutive. During the years ended December 31, 2015 and 2014, 167,000 and 155,000 outstanding stock options, respectively, were not included in the computation of diluted earnings per common share, because to do so would have had an antidilutive effect. There were no outstanding stock options for the year ended December 31, 2013 with an antidilutive effect. As of December 31, 2015 and 2014, there were 45,000 and 88,000 restricted stock units, respectively, that were vested but have not been issued that are included in the computation of basic and diluted earnings per share. Certain figures in the table above may not recalculate due to rounding.